Dreyfus Founders International Equity Fund

Pursuing long-term growth of capital through investments in foreign securities

PROSPECTUS May 1, 2004

CLASS A, B, C, R AND T SHARES

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund

Dreyfus Founders International Equity Fund
-------------------------------------

                                       Ticker Symbols      CLASS A: FOIAX

                                                           CLASS B: FOIDX

                                                           CLASS C: FOICX

                                                           CLASS R: FOIRX

                                                           CLASS T: FOIUX

Contents

The Fund
--------------------------------------------------------------------------------

Investment Approach                                            INSIDE COVER

Main Risks                                                                1

Past Performance                                                          2

Expenses                                                                  3

More About Investment Objective,

Strategies and Risks                                                      4

Management                                                                7

Financial Highlights                                                      9

Your Investment
--------------------------------------------------------------------------------

Account Policies                                                         14

Distributions and Taxes                                                  19

Services for Fund Investors                                              20

Instructions for Regular Accounts                                        21

Instructions for IRAs                                                    23

For More Information
--------------------------------------------------------------------------------

SEE BACK COVER.

INVESTMENT APPROACH

The fund, an international fund, seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The fund's policy of normally investing at least 80% of its net assets in foreign equity securities may not be changed unless at least 60 days' prior notice of the change is given to fund shareholders. The fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

Founders Asset Management LLC (Founders) manages the fund using a "growth style" of investing. Founders uses a consistent, "bottom-up" approach to build equity portfolios, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time.

Key concepts

The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.

MAIN RISKS

The primary risks of investing in this fund are:

* FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:

   * MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

   * REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, securities brokers and issuers of securities, and less public information about foreign companies. Also, accounting, auditing and financial reporting standards are generally less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The fund may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

   * CURRENCY RISK. The fund's assets are invested primarily in foreign securities. Since substantially all of its revenue is received in foreign currencies, the fund's net asset value will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The fund pays dividends, if any, in U.S. dollars and incurs currency conversion costs.

   * POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the fund; and political, economic or social instability.

* SECTOR RISK. The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

* INITIAL PUBLIC OFFERINGS. The fund may invest in initial public offerings (IPOs). Part of the fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs in which the fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. There is no guarantee that the fund's investments in IPOs, if any, will continue to have a similar impact on performance.

Key concepts

INTERNATIONAL FUND: a type of mutual fund that generally invests in securities traded anywhere in the world, except the United States.

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.

FOREIGN SECURITIES: securities of issuers, wherever organized, that have their principal business activities outside of the United States. Founders considers where the issuer's assets are located, whether the majority of the issuer's gross income is earned outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States.

The Fund       1

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)

CLASS A SHARES
[Exhibit A]

BEST QUARTER:                    Q4 '03                        +17.83%

WORST QUARTER:                   Q3 '02                        -22.45%

The following table compares the performance of each share class to the performance of appropriate broad-based indexes. These returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.





Average annual total returns AS OF 12/31/03

                                                                      Since
Share class                                   1 Year                inception*
--------------------------------------------------------------------------------

CLASS A
RETURNS BEFORE TAXES                           28.95%                 -14.64%

CLASS A RETURNS AFTER TAXES
ON DISTRIBUTIONS                               28.95%                 -15.47%

CLASS A RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                            19.13%                 -12.21%

CLASS B
RETURNS BEFORE TAXES                           31.95%                 -14.59%

CLASS C
RETURNS BEFORE TAXES                           34.76%                 -14.07%

CLASS R
RETURNS BEFORE TAXES                           37.27%                 -13.17%

CLASS T
RETURNS BEFORE TAXES                           30.37%                 -14.58%

MORGAN STANLEY CAPITAL
INTERNATIONAL WORLD
EX U.S. INDEX                                  39.42%                  -5.44%

MORGAN STANLEY CAPITAL
INTERNATIONAL ALL-COUNTRY WORLD
EX U.S. FREE INDEX                             40.83%                  -5.01%

* INCEPTION DATE 12/31/99.

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX MEASURES GLOBAL DEVELOPED MARKET EQUITY PERFORMANCE OUTSIDE OF THE UNITED STATES. THE MSCI ALL-COUNTRY WORLD EX U.S. INDEX MEASURES EQUITY MARKET PERFORMANCE IN THE GLOBAL DEVELOPED AND EMERGING MARKETS OUTSIDE THE UNITED STATES. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS REFLECT THE EXPENSE LIMITATION DESCRIBED BELOW UNDER "EXPENSES."

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                            CLASS A        CLASS B         CLASS C        CLASS R        CLASS T
------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

% OF OFFERING PRICE                                           5.75            NONE           NONE           NONE           4.50

Maximum contingent deferred sales charge (CDSC)

% OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS              NONE(1)           4.00           1.00           NONE         NONE(1)
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

% OF AVERAGE DAILY NET ASSETS

Management fees                                               0.75            0.75           0.75           0.75           0.75

Rule 12b-1 fee                                                NONE            0.75           0.75           NONE           0.25

Shareholder services fee                                      0.25            0.25           0.25           NONE           0.25

Other expenses(2)                                             1.23            1.32           1.25           0.95           1.38
------------------------------------------------------------------------------------------------------------------------------------

EXPENSE REIMBURSEMENT(3)                                     (0.83)          (0.92)         (0.85)         (0.55)         (0.98)
------------------------------------------------------------------------------------------------------------------------------------

TOTAL ANNUAL FUND OPERATING EXPENSES(3)                       1.40            2.15           2.15           1.15           1.65

(1) SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF
REDEEMED WITHIN ONE YEAR.

(2) THESE EXPENSES INCLUDE CUSTODIAN, TRANSFER AGENCY AND ACCOUNTING AGENT FEES, AND OTHER CUSTOMARY FUND EXPENSES.

(3) FOUNDERS HAS AGREED TO PERMANENTLY LIMIT THE TOTAL EXPENSES OF THE FUND PURSUANT TO A CONTRACTUAL COMMITMENT SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES WILL NOT EXCEED CLASS A - 1.40%; CLASS B AND C - 2.15%; CLASS R - 1.15% AND CLASS T - 1.65%.

Expense example

                                               1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

CLASS A                                        $709                $993                 $1,297               $2,158

CLASS B
WITH REDEMPTION                                $618                $973                 $1,354               $2,117*

WITHOUT REDEMPTION                             $218                $673                 $1,154               $2,117*

CLASS C
WITH REDEMPTION                                $318                $673                 $1,154               $2,483
WITHOUT REDEMPTION                             $218                $673                 $1,154               $2,483

CLASS R                                        $117                $365                 $633                 $1,398

CLASS T                                        $610                $947                 $1,307               $2,317

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only. These examples are based on total annual fund operating expenses, which reflect Founders' permanent management fee waiver and expense limitation.

Key concepts

MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.

CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.

The Fund

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

This section discusses other investment strategies used by the fund and provides in more detail the risks associated with those strategies. The Statement of Additional Information contains more detailed information about the fund's investment policies and risks.

Other portfolio investments and strategies

ADRS. The fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.


Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.

There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (the 1940 Act) and the conditions of exemptive orders issued by the Securities and Exchange Commission
(SEC). The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of marketwide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distri- butions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.


The Fund

More about risk

Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

* EMERGING MARKETS RISK. The fund invests in emerging markets. These are markets in countries that are considered to be in the initial stages of the industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.

* ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.

* STOCK MARKET RISK. The value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.


* COMPANY RISK.The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

* OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

* INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles.

MANAGEMENT

Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.


Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly owned subsidiary of Dreyfus Service Corporation, which is a wholly owned subsidiary of The Dreyfus Corporation (Dreyfus). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $167 billion under management in over 200 mutual fund portfolios as of December 31, 2003. Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation (Mellon Financial), a global financial services company with approximately $3.5 trillion of assets under management, administration or custody, including approximately $657 billion under management as of December 31, 2003. Mellon Financial provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon Financial is headquartered in Pittsburgh, Pennsylvania.


In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2003 was 0.75% of the fund's average daily net assets.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts and portfolio traders. Each individual shares ideas, information, knowledge and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio managers. Through participation in the team process, the managers use the input, research and recommendations of the rest of the management team in making purchase and sale decisions.

The fund is co-managed by two portfolio managers, Remi J. Browne and Daniel B. LeVan. Each is a chartered financial analyst and has been employed by Founders since 2003. Mr. Browne is also a senior vice president of The Boston Company Asset Management, LLC (The Boston Company), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC (Standish Mellon), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since July 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to July 2003.

Founders has a personal securities trading policy (the Policy) which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund. Founders' portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the fund(s) they advise.


The Fund

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders (the Investment Advisers), and the directors of all or substantially all of the Dreyfus and Dreyfus Founders Funds, alleging that the Investment Advisers improperly used assets of the Dreyfus and Dreyfus Founders Funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus and Dreyfus Founders Funds, and that the use of fund assets to make these payments was not properly disclosed to investors. The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the 1940 Act and at common law. The complaints seek unspecified compensatory and punitive damages, rescission of the funds' contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

In addition, another lawsuit has been filed against Dreyfus and the directors of Dreyfus Founders Funds, Inc. and two Dreyfus funds seeking to recover allegedly improper and excessive Rule 12b-1 and advisory fees. The complaint alleges that the funds were closed to new investors but that Dreyfus nonetheless improperly continued to charge, and the directors approved, Rule 12b-1 fees for marketing and distribution services in violation of the 1940 Act and in breach of their common law fiduciary duties. The plaintiff also seeks to enjoin Dreyfus from collecting additional 12b-1 fees from the funds and to be awarded attorneys' fees and litigation expenses.


Founders, Dreyfus and the funds believe the allegations in these lawsuits to be totally without merit and will defend the actions vigorously. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Founders, Dreyfus nor the funds believe that any of the pending actions will have a material adverse effect on the funds or Founders' ability to perform its contract with the funds.

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the four years ended December 31, 2003. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been independently audited by PricewaterhouseCoopers LLP, whose report and the fund's financial statements are included in the fund's 2003 annual report, which is available upon request.

                                                                                                   YEAR ENDED DECEMBER 31,
 CLASS A                                                                                   2003       2002      2001       2000
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

 Net asset value, beginning of period                                                       7.19     10.03      14.42      19.88

 Income from investment operations:       Net investment income (loss)(1)                   0.06      0.01     (0.00)     (0.03)

                                          Net realized and unrealized gains
                                          (losses) on securities                            2.59    (2.84)     (4.39)     (3.53)

 Total from investment operations                                                           2.65    (2.83)     (4.39)     (3.56)

 Less dividends and distributions:        From net investment income                      (0.07)    (0.01)       0.00       0.00

                                          From net realized gains                           0.00      0.00       0.00     (1.90)

 Total distributions                                                                      (0.07)    (0.01)       0.00     (1.90)

 Net asset value, end of period                                                             9.77      7.19      10.03      14.42

 Total Return (%)(2)                                                                       36.84   (28.19)    (30.44)    (17.60)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Net expenses to average net assets(3,4)                                                    1.40      1.40       1.44       1.77

 Gross expenses to average net assets(3,4)                                                  1.41      1.40       1.46       1.82

 Net investment income (loss) to average net assets(4)                                      0.80      0.13     (0.74)     (0.36)

 Portfolio turnover rate (%)(5)                                                              144       220        213        184
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                    22,432    18,217     29,151      4,434

(1) NET INVESTMENT LOSS FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER-SHARE BASIS.

(2)  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

(3) RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS BUT AFTER MANAGEMENT WAIVERS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

(4) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED AND/OR WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.47% (2003), 2.18% (2002) AND 1.76% (2001). THE GROSS EXPENSES
TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.48% (2003), 2.18% (2002) AND 1.78% (2001). THE NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (0.27%) (2003), (0.65%) (2002) AND (1.06%) (2001).

(5) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

                                                                                                  YEAR ENDED DECEMBER 31,
 CLASS B                                                                                   2003       2002      2001       2000
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

 Net asset value, beginning of period                                                       7.03      9.87      14.29      19.88

 Income from investment operations:       Net investment (loss)                           (0.08)    (0.11)     (0.12)     (0.09)

                                          Net realized and unrealized gains
                                          (losses) on securities                            2.61    (2.73)     (4.30)     (3.60)

 Total from investment operations                                                           2.53    (2.84)     (4.42)     (3.69)

 Less dividends and distributions:        From net investment income                      (0.01)      0.00       0.00      0.00(

                                          From net realized gains                           0.00      0.00       0.00     (1.90)

 Total distributions                                                                      (0.01)      0.00       0.00     (1.90)

 Net asset value, end of period                                                             9.55      7.03       9.87      14.29

 Total Return (%)(1)                                                                       35.95   (28.77)    (30.93)    (18.27)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Net expenses to average net assets(2,3)                                                    2.15      2.15       2.26       2.52

 Gross expenses to average net assets(2,3)                                                  2.16      2.16       2.28       2.57

 Net investment income (loss) to average net assets(3)                                      0.07    (0.61)     (1.03)     (1.18)

 Portfolio turnover rate(4)                                                                  144       220        213        184
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                     2,372     2,201      3,786      5,129

(1)  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

(2) RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

(3) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED AND/OR WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.31% (2003), 2.90% (2002) AND 2.65% (2001). THE GROSS EXPENSES
TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.32% (2003), 2.91% (2002) AND 2.67% (2001). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (1.09%) (2003), (1.36%) (2002) AND (1.42%) (2001).

(4) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                    YEAR ENDED DECEMBER 31,
 CLASS C                                                                                   2003       2002      2001       2000
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

 Net asset value, beginning of period                                                       7.02      9.86      14.27      19.88

 Income from investment operations:       Net investment (loss)                           (0.26)    (0.29)     (0.16)     (0.07)

                                          Net realized and unrealized gains
                                          (losses) on securities                            2.77    (2.55)     (4.25)     (3.64)

 Total from investment operations                                                           2.51    (2.84)     (4.41)     (3.71)

 Less dividends and distributions:        From net investment income                        0.00      0.00       0.00       0.00

                                          From net realized gains                           0.00      0.00       0.00     (1.90)

 Total distributions                                                                        0.00      0.00       0.00     (1.90)

 Net asset value, end of period                                                             9.53      7.02       9.86      14.27

 Total Return (%)(1)                                                                       35.76   (28.80)    (30.90)    (18.37)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Net expenses to average net assets(2,3)                                                    2.15      2.15       2.26       2.50

 Gross expenses to average net assets(2,3)                                                  2.16      2.16       2.29       2.55

 Net investment income (loss) to average net assets(3)                                      0.08    (0.63)     (0.99)     (1.18)

 Portfolio turnover rate(4)                                                                  144       220        213        184
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                       482       532      1,429      2,635

(1)  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

(2) RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

(3) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED AND/OR WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.24% (2003), 3.10% (2002) AND 2.83% (2001). THE GROSS EXPENSES
TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 3.25% (2003), 3.11% (2002) AND 2.85% (2001). THE NET INVESTMENT (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (1.01%) (2003), (1.58%) (2002) AND (1.56%) (2001).

(4) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

                                                                                                  YEAR ENDED DECEMBER 31,
 CLASS R                                                                                   2003       2002      2001       2000
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

 Net asset value, beginning of period                                                       7.22     10.08      14.45      19.88

 Income from investment operations:       Net investment income (loss)(1)                   0.09      0.02       0.00     (0.01)

                                          Net realized and unrealized gains
                                          (losses) on securities                            2.60    (2.85)     (4.37)     (3.52)

 Total from investment operations                                                           2.69    (2.83)     (4.37)     (3.53)

 Less dividends and distributions:        From net investment income                      (0.09)    (0.03)       0.00      0.00(

                                          From net realized gains                           0.00      0.00       0.00     (1.90)

 Total distributions                                                                      (0.09)    (0.03)       0.00     (1.90)

 Net asset value, end of period                                                             9.82      7.22      10.08      14.45

 Total Return (%)                                                                          37.27   (28.10)    (30.24)    (17.45)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Net expenses to average net assets(2,3)                                                    1.15      1.15       1.26       1.53

 Gross expenses to average net assets(2,3)                                                  1.15      1.16       1.28       1.63

 Net investment income (loss) to average net assets(3)                                      1.03      0.27     (0.04)     (0.40)

 Portfolio turnover rate(4)                                                                  144       220        213        184
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                     3,146     2,470      6,102      2,716

(1) NET INVESTMENT INCOME (LOSS) FOR THE YEAR ENDED DECEMBER 31, 2001 AGGREGATED LESS THAN $0.01 ON A PER-SHARE BASIS.

(2) RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

(3) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED AND/OR WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 1.95% (2003), 1.70% (2002) AND 1.55% (2001). THE GROSS EXPENSES
TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 1.95% (2003), 1.71% (2002) AND 1.57% (2001). THE NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 0.23% (2003), (0.28%) (2002) AND (0.33%) (2001).

(4) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                    YEAR ENDED DECEMBER 31,
 CLASS T                                                                                   2003       2002      2001       2000
------------------------------------------------------------------------------------------------------------------------------------
PER-SHARE DATA ($):

 Net asset value, beginning of period                                                       7.14      9.97      14.37      19.88

 Income from investment operations:       Net investment income (loss)(1)                   0.00    (0.10)     (0.09)     (0.06)

                                          Net realized and unrealized gains
                                          (losses) on securities                            2.61    (2.73)     (4.31)     (3.55)

 Total from investment operations                                                           2.61    (2.83)     (4.40)     (3.61)

 Less dividends and distributions:        From net investment income                      (0.05)      0.00       0.00      0.00(

                                          From net realized gains                           0.00      0.00       0.00     (1.90)

 Total distributions                                                                      (0.05)      0.00       0.00     (1.90)

 Net asset value, end of period                                                             9.70      7.14       9.97      14.37

 Total Return (%)(2)                                                                       36.58   (28.39)    (30.62)    (17.85)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Net expenses to average net assets(3,4)                                                    1.65      1.65       1.77       1.98

 Gross expenses to average net assets(3,4)                                                  1.65      1.65       1.80       2.03

 Net investment income (loss) to average net assets(4)                                      0.67    (0.12)     (0.53)     (0.70)

 Portfolio turnover rate(5)                                                                  144       220        213        184
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                       172       158        343        654

(1) NET INVESTMENT INCOME FOR THE YEAR ENDED DECEMBER 31, 2003 AGGREGATED LESS THAN $0.01 ON A PER-SHARE BASIS.

(2)  SALES CHARGES ARE NOT REFLECTED IN THE TOTAL RETURN.

(3) RATIO OF NET EXPENSES TO AVERAGE NET ASSETS REFLECTS REDUCTIONS IN A FUND'S EXPENSES THROUGH THE USE OF BROKERAGE COMMISSIONS AND CUSTODIAL AND TRANSFER AGENT CREDITS. RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS IS THE TOTAL OF A FUND'S OPERATING EXPENSES BEFORE EXPENSE OFFSET ARRANGEMENTS AND EARNINGS CREDITS DIVIDED BY ITS AVERAGE NET ASSETS FOR THE STATED PERIOD.

(4) CERTAIN FEES WERE REIMBURSED OR WAIVED BY THE MANAGEMENT COMPANY OR ITS AFFILIATES FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001. HAD THESE FEES NOT BEEN REIMBURSED AND/OR WAIVED, THE NET EXPENSES TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.88% (2003), 4.00% (2002) AND 2.83% (2001). THE GROSS EXPENSES
TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN 2.88% (2003), 4.00% (2002) AND 2.86% (2001). THE NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS RATIOS WOULD HAVE BEEN (0.56%) (2003), (2.47%) (2002) AND (1.59%) (2001).

(5) PORTFOLIO TURNOVER RATE IS A MEASURE OF PORTFOLIO ACTIVITY THAT IS CALCULATED BY DIVIDING THE LESSER OF PURCHASES OR SALES OF SECURITIES, EXCLUDING SECURITIES HAVING MATURITY DATES AT ACQUISITION OF ONE YEAR OR LESS, BY THE AVERAGE VALUE OF THE PORTFOLIO SECURITIES HELD DURING THE PERIOD, WHICH IS A ROLLING 12-MONTH PERIOD.

SEE NOTES TO FINANCIAL STATEMENTS.

The Fund

Your Investment

ACCOUNT POLICIES

THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein. In addition, such third parties may receive payments from Dreyfus or Founders in connection with their offering of fund shares to their customers, or for marketing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer the fund instead of other mutual funds where such payments are not received. Consult a representative of your plan or financial institution for further information.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. In making your choice, you should consider how much you plan to invest and how long you plan to hold your investment, then weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some instances, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but with higher annual fees and a contingent deferred sales charge
(CDSC). Your financial representative can help you choose the share class that is appropriate for you.

IN SELECTING A CLASS, consider the following:

* CLASS A SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and/or have a longer-term investment horizon. If you invest $1 million or more (and are not eligible to purchase Class R shares), Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. Class A shares have no Rule 12b-1 fee.

* CLASS B SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a longer-term investment horizon. Class B shares convert automatically to Class A shares after the Class B shares are held for six years.

* CLASS C SHARES may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately, and/or have a shorter-term investment horizon.

* CLASS R SHARES are designed for eligible institutions on behalf of their clients. Individuals may not purchase these shares directly.

* CLASS T SHARES may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments, and have a shorter-term investment horizon. However, if you invest $1 million or more in the fund, you should buy Class A shares, regardless of your investment horizon, because Class A has lower expenses than Class T.

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see whether this may apply to you.
--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                     Sales charge                               Sales charge
                                                     deducted as a %                            as a % of your
Your investment                                      of offering price                          net investment
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
------------------------------------------------------------------------------------------------------------------------------------
Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment).

Class A shares also carry an annual shareholder services fee of 0.25% of the class's average daily net assets.

Class T shares also carry an annual Rule 12b-1 fee of 0.25% and a shareholder services fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since                         investment or your redemption
purchase was made                   (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically convert
                                    to Class A, which has no CDSC

Class B shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% and a shareholder services fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES CHARGE, RULE 12B-1 FEE OR SHAREHOLDER SERVICES FEE

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares:
to compensate the distributor for concessions and expenses it pays to dealers and financial institutions for selling shares.

Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: when calculating your sales charge on Class A or Class T shares, you may take into account the value of any shares you own in this fund or in certain other Dreyfus Founders funds or Dreyfus Premier funds. For any such right of accumulation to be made available, at the time of purchase you must provide sufficient information to permit the confirmation or qualification


REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

Your Investment

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange or redeem shares.

THE FUND USES PRICING SERVICES to determine the market value of the securities in its portfolio. If market quotations are not readily available, the fund's securities or other assets are valued at fair value as determined in good faith by the fund's board of directors, or pursuant to procedures approved by the board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial         Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000          $100; $500 FOR DREYFUS
                                                   TELETRANSFER INVESTMENTS

TRADITIONAL IRAS                   $750            NO MINIMUM

SPOUSAL IRAS                       $750            NO MINIMUM

ROTH IRAS                          $750            NO MINIMUM

EDUCATION SAVINGS                  $500            NO MINIMUM
ACCOUNTS                                           AFTER THE FIRST YEAR

AUTOMATIC                          $100            $100
INVESTMENT PLANS

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Key concepts

NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.

Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Limitations on selling shares  by phone or online

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------

CHECK*                      NO MINIMUM                $250,000 PER DAY

WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*  requests to send the proceeds to a different payee  or address

*  written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment

General policies

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm the instructions are genuine.

Excessive trading, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm fund performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading, short-term market timing or other abusive trading practices. Multiple accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive trading, short-term market timing or other abusive trading practices. Transactions placed by suspected excessive traders may not be deemed accepted by the fund and may be cancelled or revoked by the fund on the next business day following receipt by the fund or its transfer agent. While the fund will take reasonable steps to prevent trading practices deemed to be harmful to the fund, it may not be able to identify such trading conducted through certain financial intermediaries or omnibus accounts.


THE FUND ALSO RESERVES THE RIGHT TO:

*   refuse any purchase or exchange request

* change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

*   change its minimum investment amounts

* delay sending out proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

* "redeem in kind," or make payment in securities rather than cash, if the amount you are redeeming is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.

DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.


HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax advisor before investing.

Your Investment

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC                For making automatic investments
ASSET BUILDER((reg.tm))          from a designated bank account.

DREYFUS PAYROLL                  For making automatic investments
SAVINGS PLAN                     through payroll deduction.

DREYFUS GOVERNMENT               For making automatic investments
DIRECT DEPOSIT                   from your federal employment,
PRIVILEGE                        Social Security or other regular
                                 federal government check.

DREYFUS DIVIDEND                 For automatically reinvesting
SWEEP                            the dividends and distributions
                                 from the fund into another
                                 Dreyfus Founders fund or
                                 Dreyfus Premier fund
                                 (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-EXCHANGE            For making regular exchanges from
PRIVILEGE                        the fund into another Dreyfus Founders fund or
Dreyfus Premier fund.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC                For making regular withdrawals
WITHDRAWAL PLAN                  from most funds.

                                 There will be no CDSC on Class B or Class C shares, as long as the amount of any withdrawal does not exceed, on an annual basis, 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Dreyfus Founders Funds, Inc.
   International Equity Fund
   P.O. Box 55268

   Boston, MA 02205-8502
   Attn: Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to: Dreyfus Founders Funds, Inc. International Equity Fund P.O. Box 55268

Boston, MA 02205-8502 Attn: Institutional Processing


           By Telephone

   WIRE  Call us to request an account
application and an account number. Have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

   * ABA# 011001234

   * DDA# 046590

   * EEC code 5660

   * International Equity Fund

   * the share class

   * your account number

   * name(s) of investor(s)

   * dealer number if applicable

   Return your application with the account number on the application.

WIRE Have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

* ABA# 011001234

* DDA# 046590

* EEC code 5660

* International Equity Fund

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable

ELECTRONIC CHECK Same as wire, but before your 14-digit account number insert " 360" for Class A, "361" for Class B, "362" for Class C, "363" for Class R, or " 364" for Class T.

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* International Equity Fund

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: Dreyfus Founders Funds, Inc. P.O. Box 55268 Boston, MA 02205-8502 Attn: Institutional Processing

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

Key concepts

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment

   TO OPEN AN ACCOUNT

            Online (www.dreyfus.com)


TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

            Automatically

   WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.

INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

   Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

   Mail your application and a check to:
The Dreyfus Trust Company, Custodian P.O. Box 55552 Boston, MA 02205-8568 Attn:
Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to: The Dreyfus Trust Company, Custodian P.O. Box 55552 Boston, MA 02205-8568

Attn: Institutional Processing


           By Telephone


WIRE Have your bank send your investment to Mellon Trust of New England, N.A., with these instructions:

* ABA# 011001234

* DDA# 046590

* EEC code 5660

* International Equity Fund

* the share class

* your account number

* name(s) of investor(s)

* the contribution year

* dealer number if applicable

ELECTRONIC CHECK Same as wire, but before your 14-digit account number insert " 360" for Class A, "361" for Class B, "362" for Class C, "363" for Class R, or " 364" for Class T.

            Automatically

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year contributions.

TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number

* International Equity Fund

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to: The Dreyfus Trust Company P.O. Box 55552 Boston, MA 02205-8568

Attn: Institutional Processing


SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

Your Investment

NOTES

NOTES

For More Information

Dreyfus Founders International Equity Fund

A series of Dreyfus Founders Funds, Inc.
---------------------------------------

SEC file number:  811-01018

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings, and contains the fund's financial statements and information from the fund's portfolio managers about market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the SEC and is incorporated by reference and legally considered a part of this prospectus.

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: Dreyfus Founders Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

Dreyfus Founders Funds are managed by Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

(c) 2004 Dreyfus Service Corporation
0360P0504NA